Exhibit 10.1
EXECUTION VERSION
OMNIBUS AMENDMENT AGREEMENT
     THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment”) is made and entered into as of February 28, 2011, and shall be effective as of February 28, 2011 upon the satisfaction of all of the conditions to effectiveness set forth in Article IV hereof (the “Effective Date”) by and between SWISHER INTERNATIONAL, INC., a Nevada corporation (“Swisher”), HB SERVICE, LLC, a Delaware limited liability company (“HB Service”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association) (the “Bank”) and the other Persons party hereto.
BACKGROUND STATEMENT
     A. Swisher and the Bank are parties to a Credit Agreement, dated as of November 14, 2005, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 2006, by that certain Second Amendment and Waiver to Credit Agreement dated as of September 8, 2006, by that certain Third Amendment and Waiver to Credit Agreement dated as of March 21, 2008, by that certain Fourth Amendment and Waiver to Credit Agreement dated as of June 25, 2008, by that certain Fifth Amendment and Waiver to Credit Agreement dated as of June 30, 2009, by that certain Sixth Amendment to Credit Agreement, dated as of November 18, 2009, by that certain Omnibus Amendment Agreement, Limited Consent and Waiver, dated as of August 13, 2010, by that certain Omnibus Amendment Agreement, Limited Consent and Waiver, dated as of October 28, 2010, by the Omnibus Amendment Agreement, dated as of November 5, 2010, and by the Omnibus Amendment Agreement, dated as of February 14, 2011 (the “Swisher Credit Agreement”), pursuant to which the Bank has made available to Swisher a revolving credit facility in the aggregate principal amount of $10,000,000. As of the date hereof, the current outstanding principal amount of the loans outstanding under the Swisher Credit Agreement is $ 9,946,932.41, and pursuant to the terms of the Swisher Credit Agreement, the current Applicable Margin (as defined in the Swisher Credit Agreement) is 2.85%. The obligations of Swisher under the Swisher Credit Agreement have been guaranteed by (i) the Subsidiary Guarantors (as defined in the Swisher Credit Agreement) pursuant to the Guaranty (as defined in the Swisher Credit Agreement), (ii) HB Service and its subsidiaries pursuant to the HB Service Guaranty (as defined in the Swisher Credit Agreement) (iii) H. Wayne Huizenga (“Huizenga”) pursuant to the guaranty agreement made by Huizenga in favor of the Bank, dated as of June 25, 2008 (as amended from time to time, the “Huizenga Swisher Guaranty”), and (iv) Swisher Hygiene Inc. (“Swisher Hygiene”), pursuant to the guaranty agreement made by Swisher Hygiene, dated as of November 23, 2010, subject to the terms and conditions therein. The obligations of Swisher under the Swisher Credit Agreement have been secured by a lien on the assets of Swisher and the Subsidiary Guarantors and HB Service and it subsidiaries pursuant to the terms of the Security Agreement and the HB Service Security Agreement (each as defined in the Swisher Credit Agreement), respectively.

     B. HB Service and the Bank are parties to a Credit Agreement, dated as of June 25, 2008, as amended by that certain First Amendment and Waiver to Credit Agreement dated as of June 30, 2009, by that certain Second Amendment to Credit Agreement dated as of November 18, 2009, by that certain Omnibus Amendment Agreement, Limited Consent and Waiver, dated as of August 13, 2010, by that certain Omnibus Amendment Agreement, Limited Consent and Waiver, dated as of October 28, 2010, by the Omnibus Amendment Agreement, dated as of November 5, 2010, and by the Omnibus Amendment Agreement, dated as of February 14, 2011 (the “HB Service Credit Agreement”), pursuant to which the Bank has made available to HB Service a revolving credit facility in the aggregate principal amount of $15,000,000. As of the date hereof, the current outstanding principal amount of the loans outstanding under the HB Service Credit Agreement is $15,000,000, and pursuant to the terms of the HB Service Credit Agreement, the current Applicable Margin (as defined in the HB Service Credit Agreement) as of the date hereof is 1.50%. The obligations of HB Service under the HB Service Credit Agreement have been guaranteed by (i) Huizenga pursuant to the guaranty agreement made by Huizenga in favor of the Bank, dated as of June 25, 2008 (as amended from time to time, the “Huizenga HB Service Guaranty”), and (ii) Swisher Hygiene, pursuant to the guaranty agreement made by Swisher Hygiene, dated as of November 23, 2010.
     C. Concurrently with the execution hereof, (1) the Bank is releasing Huizenga from the Huizenga Swisher Guaranty and the Huizenga HB Service Guaranty, and (2) HB Service and Swisher are causing cash in the amount of $15,000,000 to be deposited by Swisher into an account at the Bank, and a security interest in such amount to be granted to Bank, to secure the obligations of HB Service and Swisher to the Bank under the HB Service Credit Agreement and the Swisher Credit Agreement, pursuant to the Security Agreement, dated as of the date hereof (the “Account Security Agreement”); provided such Account Security Agreement (and the liens created thereby) shall be immediately and automatically terminated upon consummation of the Private Placement and the Choice Acquisition (as defined herein) and delivery to the Bank of a certificate, executed by the Chief Financial Office of Swisher Hygiene, certifying that as of the consummation of the Private Placement and the Choice Acquisition, and immediately after giving effect thereto, Swisher Hygiene and its Subsidiaries has in excess of $37,500,000 in cash.
     D. Swisher and HB Service have requested certain amendments to the Swisher Credit Agreement and the HB Service Credit Agreement, respectively, and the Bank has agreed to make such amendments on the terms and subject to the conditions set forth herein.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS TO SWISHER CREDIT AGREEMENT
     1.1 Amendments to Section 1.1 (Defined Terms) of the Swisher Credit Agreement.
          (a) The definition of “Consolidated EBITDA” is hereby deleted in its entirety and replaced with the following:

“Consolidated EBITDA” shall mean, of any Person for any period, the aggregate of (i) Consolidated Net Income of such Person for such period plus (ii) the sum of depreciation, amortization of intangible assets, interest expense, and income tax expense for such period, plus (iii) nonrecurring costs and expenses incurred in connection with the Coolbrands Merger not to exceed $5,100,000, plus (iv) nonrecurring costs and expenses incurred in connection with the Private Placement and the Choice Acquisition not to exceed $3,500,000, plus (v) additional add-backs in connection with Permitted Acquisitions, provided the Bank has given its prior written consent to such add back, plus (vi) compensation paid by Swisher Hygiene in the form of stock of Swisher Hygiene, all to the extent taken into account in the calculation of Consolidated Net Income for such period.
          (b) The definition of “Revolving Credit Termination Date” is hereby deleted in its entirety and replaced with the following:
“Revolving Credit Termination Date” shall mean the date of the earliest to occur of the following: (i) January 15, 2012; (ii) the date on which the Bank makes demand for payment of the Revolving Loans in accordance with Article VIII; (iii) such date of termination as is mutually agreed upon by the Bank and the Borrower; and (iv) the date after all Obligations have been paid in full and the Bank is no longer obligated to make Revolving Loans hereunder.
          (c) The following defined term is hereby added in appropriate alphabetical order:
“Choice Acquisition” shall have the meaning given to such term in the Omnibus Amendment Agreement, dated as of February 28, 2011, between the Borrower, the Bank and certain other parties thereto.
“Private Placement” shall have the meaning given to such term in the Omnibus Amendment Agreement, dated as of February 28, 2011, between the Borrower, the Bank and certain other parties thereto
“Swisher Hygiene” shall mean Swisher Hygiene Inc., a Delaware corporation and ultimate parent company of the Borrower.

     1.2 Amendments to Section 5.1 (Financial and Business Information) of the Swisher Credit Agreement. Subsections (a), (b) and (c) of Section 5.1 of the Swisher Credit Agreement are hereby deleted in their entirety and replaced with the following:
(a) Within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of Swisher Hygiene, beginning with the Fiscal Quarter ending March 31, 2011, a consolidated balance sheet of Swisher Hygiene and its Subsidiaries, on a consolidated basis, as of the close of such Fiscal Quarter, and consolidated statements of income and cash flows for Swisher Hygiene and its Subsidiaries, on a consolidated basis, for the Fiscal Quarter then ended and for that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by Swisher Hygiene’s president or chief financial officer to be true and accurate; provided that the financial statements required to be delivered pursuant to this Section 5.1(a) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which the such information has been posted on Swisher Hygiene’s website on the Internet at http://www.swisherhygiene.com, at www.sec.gov/ edgar/searchedgar/webusers.htm or at another website identified in a written notice to the Bank by Borrower;
(b) Within one hundred twenty (120) days after the close of each Fiscal Year of Swisher Hygiene, beginning with the fiscal year ending December 31, 2010, an audited consolidated balance sheet of Swisher Hygiene and its Subsidiaries, on a consolidated basis, as of the close of such Fiscal Year, and audited consolidated statements of income and cash flows for Swisher Hygiene and its Subsidiaries, on a consolidated basis, for the Fiscal Year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, each audited by an independent certified public accountant reasonably acceptable to the Bank, in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and each accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by Swisher Hygiene, or any of its Subsidiaries or with respect to accounting principles followed by such entity not in accordance with GAAP; provided that the financial statements required to be delivered pursuant to this Section 5.1(b) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which the such information has been posted on Swisher Hygiene’s website on the Internet at http://www.swisherhygiene.com, at www.sec.gov/edgar/searchedgar/webusers.htm or at another website identified in a written notice to the Bank by Borrower;

(c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate addressed to the Bank from the Chief Financial Officer of the Borrower certifying that he has no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement, or specifying the nature and period of existence of any such Default or Event of Default;
     1.3 Amendment to Article VI of the Swisher Credit Agreement (Financial Covenants). Article VI of the Swisher Credit Agreement is hereby deleted in its entirety and replaced with the following:
ARTICLE VI
FINANCIAL COVENANTS
          The Borrower covenants and agrees that, until payment in full of all Obligations of the Borrower to the Bank, the Borrower will not:
6.1 Unencumbered Liquidity. Following the termination of the Security Agreement, dated as of February 28, 2010, pursuant to its terms, permit Swisher Hygiene and its Subsidiaries to maintain, at any time, unencumbered cash and Cash Equivalents less than $10,000,000.
6.2 Consolidated EBITDA. Permit the Consolidated EBITDA of Swisher Hygiene and its Subsidiaries on a consolidated basis (calculated on a pro forma basis as if all Acquisitions consummated during the relevant measurement period had been consummated on the first day of such period), (i) for the period of the four consecutive Fiscal Quarters ending on June 30, 2011, to be less than $5,000,000, (ii) for the period of the four consecutive Fiscal Quarters ending as of September 30, 2011, to be less than $7,000,000.
     1.4 Other Amendments to the Swisher Credit Agreement. For purposes of the representations, warranties, covenants and Events of Default in the Swisher Credit Agreement, all references to the Borrower and its Subsidiaries shall be deemed to include Swisher Hygiene and its Subsidiaries.

ARTICLE II
AMENDMENTS TO HB SERVICE CREDIT AGREEMENT
     2.1 Amendments to Section 1.1 (Defined Terms) of the HB Service Credit Agreement.
          (a) The definition of “Consolidated EBITDA” is hereby deleted in its entirety and replaced with the following:
“Consolidated EBITDA” shall mean, of any Person for any period, the aggregate of (i) Consolidated Net Income of such Person for such period plus (ii) the sum of depreciation, amortization of intangible assets, interest expense, and income tax expense for such period, plus (iii) nonrecurring costs and expenses incurred in connection with the Coolbrands Merger not to exceed $5,100,000, plus (iv) nonrecurring costs and expenses incurred in connection with the Private Placement and the Choice Acquisition not to exceed $3,500,000, plus (v) additional add-backs in connection with Permitted Acquisitions, provided the Bank has given its prior written consent to such add back, plus (vi) compensation paid by Swisher Hygiene in the form of stock of Swisher Hygiene, all to the extent taken into account in the calculation of Consolidated Net Income for such period.
          (b) The definition of “Revolving Credit Termination Date” is hereby deleted in its entirety and replaced with the following:
“Revolving Credit Termination Date” shall mean the date of the earliest to occur of the following: (i) January 15, 2012; (ii) the date on which the Bank makes demand for payment of the Revolving Loans in accordance with Article VIII; (iii) such date of termination as is mutually agreed upon by the Bank and the Borrower; and (iv) the date after all Obligations have been paid in full and the Bank is no longer obligated to make Revolving Loans hereunder.
          (c) The following defined term is hereby added in appropriate alphabetical order:
“Choice Acquisition” shall have the meaning given to such term in the Omnibus Amendment Agreement, dated as of February 28, 2011, between the Borrower, the Bank and certain other parties thereto.
“Private Placement” shall have the meaning given to such term in the Omnibus Amendment Agreement, dated as of February 28, 2011, between the Borrower, the Bank and certain other parties thereto

“Swisher Hygiene” shall mean Swisher Hygiene Inc., a Delaware corporation and ultimate parent company of the Borrower.
          2.2 Amendments to Section 5.1 (Financial and Business Information) of the HB Service Credit Agreement. Subsections (a), (b) and (c) of Section 5.1 of the HB Service Credit Agreement are hereby deleted in their entirety and replaced with the following:
(a) Within forty-five (45) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of Swisher Hygiene, beginning with the Fiscal Quarter ending March 31, 2011, a consolidated balance sheet of Swisher Hygiene and its Subsidiaries, on a consolidated basis, as of the close of such Fiscal Quarter, and consolidated statements of income and cash flows for Swisher Hygiene and its Subsidiaries, on a consolidated basis, for the Fiscal Quarter then ended and for that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by Swisher Hygiene’s president or chief financial officer to be true and accurate; provided that the financial statements required to be delivered pursuant to this Section 5.1(a) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which the such information has been posted on Swisher Hygiene’s website on the Internet at http://www.swisherhygiene.com, at www.sec.gov/edgar/searchedgar/webusers.htm or at another website identified in a written notice to the Bank by Borrower;
(b) Within one hundred twenty (120) days after the close of each Fiscal Year of Swisher Hygiene, beginning with the fiscal year ending December 31, 2010, an audited consolidated balance sheet of Swisher Hygiene and its Subsidiaries, on a consolidated basis, as of the close of such Fiscal Year, and audited consolidated statements of income and cash flows for Swisher Hygiene and its Subsidiaries, on a consolidated basis, for the Fiscal Year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year, each prepared by an independent certified public accountant reasonably acceptable to the Bank, in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and each accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by Swisher Hygiene, or any of its Subsidiaries or with respect to accounting principles followed by such entity not in accordance with GAAP; provided that the financial statements required to be delivered pursuant to this Section 5.1(b) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date on which the such information has been posted on Swisher Hygiene’s website on the Internet at http://www.swisherhygiene.com, at www.sec.
gov/edgar/searchedgar/webusers.htm or at another website identified in a written notice to the Bank by Borrower;
(c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate addressed to the Bank from the Chief Financial Officer of the Borrower certifying that he has no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement, or specifying the nature and period of existence of any such Default or Event of Default;
     2.3 Amendment to Article VI of the HB Service Credit Agreement (Financial Covenants). Article VI of the HB Service Credit Agreement is hereby deleted in its entirety and replaced with the following:
ARTICLE VI
FINANCIAL COVENANTS
     The Borrower covenants and agrees that, until payment in full of all Obligations of the Borrower to the Bank, the Borrower will not:
6.1 Unencumbered Liquidity. Following the termination of the Security Agreement, dated as of February 28, 2010, pursuant to its terms, permit Swisher Hygiene and its Subsidiaries to maintain, at any time, unencumbered cash and Cash Equivalents less than $10,000,000.
6.2 Consolidated EBITDA. Permit the Consolidated EBITDA of Swisher Hygiene and its Subsidiaries on a consolidated basis (calculated on a pro forma basis as if all Acquisitions consummated during the relevant measurement period had been consummated on the first day of such period), (i) for the period of the four consecutive Fiscal Quarters ending on June 30, 2011, to be less than $5,000,000, (ii) for the period of the four consecutive Fiscal Quarters ending as of September 30, 2011, to be less than $7,000,000.

     2.4 Other Amendments to the HB Service Credit Agreement. For purposes of the representations, warranties, covenants and Events of Default in the HB Service Credit Agreement, all references to the Borrower and its Subsidiaries shall be deemed to include Swisher Hygiene and its Subsidiaries.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each of Swisher and HB Service hereby represents and warrants that:
     3.1 Representations in Credit Agreement. The representations and warranties of Swisher set forth in the Swisher Credit Agreement and of HB Service set forth in the HB Service Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period.
     3.2 Compliance with Credit Agreement. After giving effect to this Amendment, each of HB Service and Swisher is in compliance with all covenants, terms and provisions set forth in the HB Service Credit Agreement and the Swisher Credit Agreement, respectively, to be observed or performed by it.
     3.3 Due Authorization. This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of Swisher, HB Service and each of their respective subsidiaries and each of this Amendment, the HB Service Credit Agreement and the Swisher Credit Agreement, constitutes the legal, valid and binding obligation of HB Service and Swisher, to the extent each is a party thereto, enforceable against it in accordance with its terms and each of the other Credit Documents (as defined in each of the HB Service Credit Agreement and the Swisher Credit Agreement) constitutes the legal, valid and binding obligation of Swisher, HB Service, and each of their respective Subsidiaries, to the extent party thereto, enforceable against each such party in accordance with its terms.
     3.4 No Event of Default. No Default or Event of Default under the HB Service Credit Agreement or the Swisher Credit Agreement has occurred or is continuing.
     3.5 Continuing Security Interests. All obligations of Swisher, the Subsidiary Guarantors, HB Service and its Subsidiaries and Swisher Hygiene under the Swisher Credit Agreement and the other Credit Documents (as defined in the Swisher Credit Agreement) continue to be or will be secured by the Bank’s security interests in all of the collateral granted under the Swisher Credit Agreement and the Security Documents (as defined in the Swisher Credit Agreement), and nothing herein will affect the validity, enforceability, perfection or priority of such security interests.

     3.6 No Defenses. Neither Swisher nor HB Service has any right of setoff, counterclaim, or defense to payment of its respective liabilities or obligations under the Swisher Credit Agreement or HB Service Credit Agreement, respectively. The Bank hereby expressly reserves all rights and remedies it may have against Swisher, HB Service and all other Persons (as defined in both the Swisher Credit Agreement and the HB Service Credit Agreement) who may be or may hereafter become secondarily liable for the repayment of the obligations thereunder.
ARTICLE IV
COVENANTS
     4.1 Consummation of Certain Transactions. Within 45 days of the date hereof, Swisher Hygiene, the ultimate parent company of Swisher and HB Service, shall have consummated the following transactions:
          (a) the private placement of the equity of Swisher Hygiene, with aggregate proceeds to Swisher Hygiene in an amount not less than $55,000,000 (the “Private Placement”); and
          (b) the acquisition (the “Choice Acquisition”), directly or indirectly through a merger), of Choice Environmental Services, Inc. and its subsidiaries (“Choice”), pursuant to the terms of the Merger Agreement, dated as of February 13, 2011, between Swisher Hygiene and Choice (the “Choice Merger Agreement”).
     4.2 Choice Merger Agreement. The Choice Merger Agreement shall not be amended without the consent of the Bank, except for amendments that are not materially adverse to the interests of the Bank.
     4.3 Addition of Choice and its Subsidiaries as Subsidiary Guarantors. Within 45 days of the consummation of the Choice Acquisition, Swisher shall cause the following to be duly executed and delivered to the Bank:
          (a) (i) a guaranty agreement, pursuant to which Choice and each of its Subsidiaries guarantees the obligations of Swisher under the Swisher Credit Agreement, (ii) a guaranty agreement, pursuant to which Choice and each of its Subsidiaries guarantees the obligations of HB Service under the HB Service Credit Agreement, (iii) a pledge and security agreement, pursuant to which Choice and each of its Subsidiaries has granted a security interest in favor of the Bank in all of its assets to secure its obligations under the guaranty described in clause (i) above, (iv) a pledge and security agreement, pursuant to which Choice and each of its Subsidiaries has granted a security interest in favor of the Bank in all of its assets to secure its obligations under the guaranty described in clause (ii) above, and (v) such other documents, certificates and instruments reasonably requested by the Bank in connection therewith, in each case in form and substance reasonably acceptable to the Bank; and
          (b) resolutions of the board of directors (or other similar governing body) of Choice and each of its Subsidiaries, in form and substance reasonably acceptable to the Bank, authorizing the execution and delivery of the documents listed in clause (a) above.

     4.4 No Indebtedness or Liens. Notwithstanding anything herein or in the Swisher Credit Agreement or HB Service Agreement to the contrary, until the satisfaction of the covenant set forth in Section 4.3, following the consummation of the Choice Acquisition, neither Choice no any of its Subsidiaries shall (a) directly or indirectly, issue, assume, create, incur or suffer to exist any Indebtedness in excess of $2,500,000, representing certain acquisition debt and equipment loans existing as of the date hereof, or (b) create, assume or suffer to exist, any Lien in or on any of its property, real or personal, whether now owned or hereafter acquired, other than Liens existing as of the date hereof securing the Indebtedness permitted under clause (a) hereof; provided that any Liens of record in favor of Comerica Bank that secured the Indebtedness of Choice to Comerica being terminated in connection with the Choice Acquisition may remain of record for a period of 45 days (or 3 days with respect to Liens that may be terminated by filing of a UCC-3 termination statements in the jurisdiction of incorporation or organization of the applicable Person) following the consummation of the Choice Acquisition so long as such Liens do not secure any Indebtedness and Choice has been granted the authority by Comerica to terminate such Liens following the termination of such Indebtedness.
     4.5 Guaranties and Security for HB Service Credit Agreement. Within 120 days of the date hereof, HB Service shall cause the following to be duly executed and delivered to the Bank:
          (a) (i) a guaranty agreement, pursuant to which Swisher Hygiene and each of its Subsidiaries guarantees the obligations of HB Service under the HB Service Credit Agreement (to the extent not already a guarantor thereof), (ii) a pledge and security agreement, pursuant to which Swisher Hygiene and each of its Subsidiaries has granted a security interest in favor of the Bank in all of its assets to secure its obligations under the guaranty described in clause (i) above, and (iii) such other documents, certificates and instruments reasonably requested by the Bank in connection therewith, in each case in form and substance reasonably acceptable to the Bank; and
          (b) resolutions of the board of directors (or other similar governing body) of Swisher Hygiene and each of its Subsidiaries, as applicable, in form and substance reasonably acceptable to the Bank, authorizing the execution and delivery of the documents listed in clause (a) above.
     4.6 Failure to Comply. The failure of HB Service or Swisher or any other Amendment Party or affiliate thereof (including Swisher Hygiene) to comply with the covenants set forth in this Article IV shall constitute an Event of Default under, and as defined in, each of the HB Service Credit Agreement and the Swisher Credit Agreement.
ARTICLE V
CONDITIONS TO EFFECTIVENESS
          This Amendment shall become effective as of the Effective Date upon the satisfaction of each of the following conditions precedent:
          (a) The Bank shall have received a duly executed counterpart of this Amendment from each of Swisher, the Subsidiary Guarantors (as defined in the Swisher Credit Agreement), HB Service and each of its subsidiaries and Swisher Hygiene (collectively, the “Amendment Parties”);

          (b) The Bank shall have received duly executed counterparts of the Termination and Release of Guaranty Agreements, related to each of the Huizenga Swisher Guaranty and the Huizenga HB Service Guaranty, from each party thereto;
          (c) Swisher shall have deposited $15,000,000 in a blocked deposit account at the Bank and the Bank shall have received a duly executed counterpart of the Account Security Agreement from Swisher;
          (d) Swisher and HB Service shall have paid all reasonable out-of-pocket costs and expenses of the Bank to be paid by them at the closing in connection with the preparation, negotiation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto); and
          (e) The Bank shall have received such other documents, certificates, opinions, instruments and other evidence as the Bank may reasonably request, all in a form and substance satisfactory to the Bank and its counsel.
ARTICLE VI
ACKNOWLEDGEMENTS; REPRESENTATIONS; CONSENT
     6.1 Amendment Parties. Each of the Amendment Parties hereby approves and consents to the transactions contemplated by this Amendment and the Proposed Transaction, confirms and agrees that, after giving effect to this Amendment, each of the Swisher Credit Agreement, the HB Service Credit Agreement and the other Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement) to which it is a party, remains in full force and effect and enforceable against it in accordance with its terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Bank that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement), or if it has any such claims, counterclaims, offsets, or defenses to such Credit Documents or any transaction related to such Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Furthermore, each of Amendment Parties acknowledges and agrees that its obligations under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement) shall not be discharged, limited or otherwise affected by reason of the Bank’s actions with respect to any other Amendment Party, or with respect to, or in adding or releasing, any other guarantor of the obligations of Swisher under the Swisher Credit Agreement or HB Service under the HB Service Credit Agreement, in each case without the necessity of giving notice to or obtaining the consent of such Amendment Party. The acknowledgements and confirmations by each of the Amendment Parties herein is made and delivered to induce the Bank to enter into this Amendment and continue to extend credit to Swisher, HB Service and the other Amendment Parties, and each of the Amendment Parties acknowledges that the Bank would not enter into this Amendment and continue to extend such credit in the absence of the acknowledgement and confirmation contained herein.

     6.2 Guarantors. Each of the Subsidiary Guarantors, HB Service and each of its Subsidiaries and Swisher Hygiene (collectively, the “Guarantor Parties”) further represents that it has knowledge of Swisher’s, HB Service’s and the other Amendment Parties’ financial condition and affairs and that it has adequate means to obtain from Swisher, HB Service and the other Amendment Parties on an ongoing basis information relating thereto and to Swisher’s, HB Service’s and the other Amendment Parties’ ability to pay and perform their respective obligations under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement), and agrees to assume the responsibility for keeping, and to keep, so informed for so long as the guaranty of each such Guarantor Party remains in effect. Each Guarantor Party agrees that the Bank shall have no obligation to investigate the financial condition or affairs of Swisher, HB Service or any of the Amendment Parties for the benefit of any Guarantor Party nor to advise any Guarantor Party of any fact respecting, or any change in, the financial condition or affairs of Swisher, HB Service or any of the Amendment Parties that might become known to the Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor Party, or might (or does) materially increase the risk of any Guarantor Party as guarantor, or might (or would) affect the willingness of any Guarantor Party to continue as a guarantor of the obligations of Swisher or HB Service, as the case may be, under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement). These representations and agreements by each of the Guarantor Parties are made and delivered to induce the Bank to enter into this Amendment and continue to extend credit to Swisher, HB Service and the other Amendment Parties under the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement), and each of the Guarantor Parties acknowledges that the Bank would not enter into this Amendment and continue to extend such credit in the absence of the representations and agreements contained herein.
     6.3 Consent to Huizenga Release. Each Guarantor Party acknowledges that concurrently with the execution hereof, the Bank is terminating and releasing the Huizenga Swisher Guaranty and the Huizenga HB Service Guaranty, subject to the terms and conditions included in the applicable Termination and Release of Guaranty Agreement (such releases collectively, the “Huizenga Release”). Each Guarantor Party further consents to the Huizenga Release and waives any objections, defenses, offsets, or claims against the Bank due to or relating to the Huizenga Release. This acknowledgment and consent are irrevocable and may be relied upon by the Bank.
ARTICLE VII
GENERAL
     7.1 Full Force and Effect. This Amendment is limited as specified and, except as specifically set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of any of the Credit Documents (as defined in each of the Swisher Credit Agreement and the HB Service Credit Agreement). Each of the Swisher Credit Agreement and

the HB Service Credit Agreement, as amended by the amendments set forth herein, shall continue to be in full force and effect in accordance with the provisions thereof after giving effect to such amendments. Any reference to the Swisher Credit Agreement in any of the Security Documents or other Credit Documents (each as defined in the Swisher Credit Agreement) shall mean the Swisher Credit Agreement as amended by the Amendment and as may be further amended, modified, restated, or supplemented from time to time. Any reference to the HB Service Credit Agreement in any of the Credit Documents (as defined in the HB Service Credit Agreement) shall mean the HB Service Credit Agreement as amended by the Amendment and as may be further amended, modified, restated, or supplemented from time to time. This Amendment shall be a Credit Document under (and as defined in) each of the Swisher Credit Agreement and the HB Service Credit Agreement.
     7.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.
     7.3 Counterparts; Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment and such copies may be used in lieu of the original Amendment for all purposes. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
     7.4 Expenses. Each of Swisher and HB Service, jointly and severally, agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys’ fees.
     7.5 Further Assurances. Each of the Amendment Parties shall execute and deliver to the Bank such documents, certificates, and opinions as the Bank may reasonably request to effect the amendments contemplated by this Amendment and, with respect to the Swisher Credit Agreement, to continue the existence, perfection and first priority of the Bank’s security interests in the collateral securing the obligations under the Credit Documents (as defined in the Swisher Credit Agreement).
     7.6 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
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     IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement, Limited Consent and Waiver to be executed and delivered by their duly authorized officers all as of the date first above written.

SWISHER INTERNATIONAL, INC.
By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

HB SERVICE, LLC
By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

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Signature Page to Omnibus Amendment Agreement (Extension)

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Cavan J. Harris
Cavan J. Harris
Senior Vice President

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Signature Page to Omnibus Amendment Agreement (Extension)

GUARANTOR PARTIES: SWISHER HYGIENE, INC.
By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

SWISHER HYGIENE FRANCHISE CORP. SWISHER PEST CONTROL CORP. SWISHER MAIDS, INC.
By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

SHFC BUFFALO, LLC SHFC MINNEAPOLIS, LLC SHFC OKLAHOMA, LLC SHFC OPERATIONS, LLC SHFC ARIZONA, LLC SHFC TEXAS, LLC
By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

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Signature Page to Omnibus Amendment Agreement (Extension)

SERVICE BALTIMORE, LLC
SERVICE BEVERLY HILLS, LLC
SERVICE BIRMINGHAM, LLC
SERVICE CALIFORNIA, LLC
SERVICE CAROLINA, LLC
SERVICE CENTRAL FL, LLC
SERVICE CHARLOTTE LLC
SERVICE CHATTANOOGA, LLC
SERVICE CINCINNATI, LLC
SERVICE COLUMBIA, LLC
SERVICE COLUMBUS, LLC
SERVICE DC, LLC
SERVICE DENVER, LLC
SERVICE FCS, LLC
SERVICE FLORIDA, LLC
SERVICE FRESNO, LLC
SERVICE GAINESVILLE, LLC
SERVICE GOLD COAST, LLC
SERVICE GREENSBORO, LLC
SERVICE GREENVILLE, LLC
SERVICE GULF COAST, LLC
SERVICE HOUSTON, LLC
SERVICE INDIANAPOLIS, LLC
SERVICE LAS VEGAS, LLC
SERVICE LOUISVILLE, LLC
SERVICE MEMPHIS, LLC
SERVICE MIDATLANTIC, LLC
SERVICE MIDWEST, LLC
SERVICE NASHVILLE, LLC
SERVICE NEW ORLEANS, LLC
SERVICE NEW YORK, LLC

By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

Signature Page to Omnibus Amendment Agreement (Extension)

SERVICE NORTH, LLC
SERVICE NORTH-CENTRAL, LLC
SERVICE OKLAHOMA CITY, LLC
SERVICE PHILADELPHIA, LLC
SERVICE PHOENIX, LLC
SERVICE RALEIGH, LLC
SERVICE SALT LAKE CITY, LLC
SERVICE SEATTLE, LLC
SERVICE SOUTH, LLC
SERVICE ST. LOUIS, LLC
SERVICE TALLAHASSEE, LLC
SERVICE TAMPA, LLC
SERVICE TRI-CITIES, LLC
SERVICE VIRGINIA, LLC
SERVICE WEST COAST, LLC

By:	/s/ Hugh H. Cooper
	Name:	Hugh H. Cooper
	Title:	Chief Financial Officer

Signature Page to Omnibus Amendment Agreement (Extension)